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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Proxim Corporation of our report dated January 21, 2002 relating to the financial statements of Proxim, Inc., which appears in its Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
San Jose, California
May 15, 2002